(File Nos. 033-12213 and 811-05037)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

Winslow Management Company (“Winslow”) announced on March 31, 2009 its combination with Brown Advisory Management, LLC (“BAMLLC”), whereby BAMLLC acquired all of the assets of Winslow.  As a result of the transaction, Winslow’s investment management team has become part of Brown Investment Advisory Incorporated (“Brown Advisory”).

I have personally known the management team at Brown Advisory for many years, and I have been continuously impressed with their firm’s culture of investment success, their absolute integrity and their unwavering devotion to their clients’ best interests.  Brown Advisory is an independent investment firm based in Baltimore, MD, which, as of year-end 2008, manages approximately $14 billion in separate account, mutual fund, and brokerage assets.  The firm serves both individuals and institutions and, like Winslow, provides its clients with investment strategies strongly supported by in-house fundamental research.

Brown Advisory is very much dedicated to supporting Winslow in its independent pursuit of its investment strategy.  Winslow’s mission, investment products, portfolio management services and investment team will remain the same, and as part of Brown Advisory, Winslow will now have access to an outstanding array of resources that can support its continued development and growth.  We hope and trust that the synergies of this combination will benefit the shareholders of the Winslow Green Mutual Funds for years to come.

I am writing to ask for your prompt vote regarding the selection of Brown Advisory, a subsidiary of Winslow’s new parent company, as the new Investment Adviser to the Winslow Green Mutual Funds.  Under this proposed arrangement, nothing about the investment strategy for the Funds will change.  Both Winslow and Brown Advisory are 100% dedicated to the same goal: offering the Funds’ shareholders an environmentally sustainable, green investing solution.  The Funds’ portfolio managers will also remain the same.  This package contains information about that proposal as well as a proposal to adopt a Rule 12b-1 Distribution Plan with a Rule 12b-1 fee of 0.25% of the average daily net assets for the Funds’ Investor Class Shares.  PLEASE NOTE:  The adoption of a Rule 12b-1 Distribution Plan and related fee will increase the total operating expenses of each Fund.  However, we have contractually waived our advisory fees and agreed to reimburse Fund expenses so that each Fund’s net expenses—in other words, the expenses that are paid by shareholders—will not increase from current levels for at least the next two years.

These proposals have been carefully reviewed by the Board of Trustees, none of whom are affiliated with either Winslow or Brown Advisory.  The Trustees of the Winslow Green Mutual Funds unanimously recommend that you vote FOR both proposals.

It is very important that we receive your vote before July 27, 2009.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

My team and I are very enthusiastic about Winslow’s partnership with Brown Advisory.  I appreciate your participation and prompt response in this matter and thank you for your continued support of Winslow and its green investing mission.

Sincerely,

Jackson W. Robinson President Winslow Management Company, LLC

Important information
to help you understand and vote on the proposal

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve Brown Investment Advisory Incorporated (“Brown Advisory”) as the investment adviser for the Winslow Green Mutual Funds’ and whether to adopt a Rule 12b-1 Distribution Plan with a 0.25% Rule 12b-1 fee for the Funds’ Investor Class Shares at the Special Meeting.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

At a meeting of the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) held on March 23, 2009, the Board approved, subject to shareholder approval, Brown Advisory as the investment adviser to the Winslow Green Growth Fund and the Winslow Green Solutions Fund (the “Funds”).  The Board also approved the implementation of a Rule 12b-1 Distribution Plan and 0.25% Rule 12b-1 fee for the Funds’ Investor Class Shares, subject to shareholder approval.

What am I being asked to vote on?

You are being asked to vote on two items for the Funds:
(1)	A newly-named investment adviser – Brown Investment Advisory Incorporated.
(2)	A new Distribution Plan and related Rule 12b-1 fee of 0.25% for the Funds’ Investor Class Shares.

(1)           Approving a newly-named investment adviser – Brown Investment Advisory Incorporated
Effective March 31, 2009, Brown Advisory Management LLC (“BAMLLC”) entered into an agreement with Winslow Management Company, LLC (“Winslow”), whereby Winslow would become a wholly-owned subsidiary of BAMLLC.  BAMLLC is a subsidiary of Brown Advisory Holdings Incorporated (“Brown Holdings”).  Brown Holdings has several other SEC-registered investment advisers under its control, including Brown Advisory.  As a result of this transaction, Winslow’s investment management team became part of Brown Advisory’s investment management team.  Although the transaction will not result in any change to the Funds’ investment strategies or in the portfolio managers responsible for the day-to-day management of the Funds, the transaction does result in a “change in control” of Winslow under applicable law.  Pursuant to the Investment Company Act of 1940, with the change in control of Winslow on March 31, 2009, Winslow’s Investment Advisory Agreement with the Winslow Green Mutual Funds automatically terminated requiring the Board to take action to approve the necessary interim and final arrangements for the continued management of the Funds by the same portfolio management team under the Brown umbrella.

At a Board meeting held on March 23, 2009, the Board approved an Interim Investment Advisory Agreement with Brown Advisory on behalf of the Winslow Green Mutual Funds (“Interim Advisory Agreement”) so that as of March 31, 2009, Brown Advisory began managing the Funds.  The terms of the Interim Advisory Agreement are substantially identical to the terms of the Winslow’s recently terminated investment advisory agreement except for the identity of the investment adviser and the commencement date of the agreement.  Additionally, under the Interim Advisory Agreement, management fees earned by Brown Advisory are held in an escrow account until shareholder approval for Brown Advisory as the new investment advisor is obtained.  The Board also approved a final Investment Advisory Agreement with Brown Advisory on behalf of the Funds, subject to shareholder approval.

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Accordingly, the Funds need shareholder approval to engage Brown Advisory as the investment adviser on a permanent basis.  If Fund shareholders do not approve Brown Advisory as the investment adviser for the Funds, then Brown Advisory will not be permitted to serve as the Funds’ investment adviser beyond August 28, 2009 and the Board will have to consider other alternatives for the Funds, including its possible liquidation.

(2)           Approving a new Rule 12b-1 Distribution Plan and Related Rule 12b-1 fee of 0.25% of the Funds’ Investor Class Shares’ Average Daily Net Assets.
At the Board meeting held on March 23, 2009, the Board approved a Rule 12b-1 Distribution Plan for the Investor Class shares of the Funds and related Rule 12b-1 fee under the Investment Company Act of 1940.  A Rule 12b-1 Distribution Plan is a plan which allows the Fund to pay a portion of the costs incurred to distribute the Funds’ shares.  The proposed Rule 12b-1 fee, which would be paid to the Funds’ distributor to reimburse it for a portion of the costs it incurs in distributing the Investor Class Shares, is an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class Shares.  The fee would only be charged to the Investor Class of shares of the Funds.  The Plan was proposed by the Funds’ investment adviser and approved by the Trustees.  The Trustees believe that there is a reasonable likelihood that the Plan could benefit the Funds’ and its shareholders.  The Funds need shareholder approval to implement the Distribution Plan.

How will my approval of these proposals affect the management and operation of the Fund?

Although a new legal entity has been named as the Funds’ investment adviser, nothing about the investment strategy for the Funds will change.  The Funds’ investment strategies and portfolio managers remain the same.  The Winslow investment management team will however operate within the Brown Advisory umbrella.  Both Winslow and Brown Advisory are dedicated to the same goal: offering the Funds’ shareholders an environmentally sustainable, green investing solution.

How will my approval of these proposals affect the expenses of the Fund?

The proposed change in investment advisers will not result in any increase of the investment advisory fee or in the total expenses of the Fund.  In addition, although the proposed new Rule 12b-1 Distribution Plan and related Rule 12b-1 fee of 0.25% for the Investor Class Shares will increase the Investor Class shares’ total operating expenses, the Rule 12b-1 fee will not result in an increase in the Fund’s current net expenses that impact shareholders for at least two years.  In other words, the investment adviser will continue to limit the Fund expenses paid by shareholders to their current levels for at least two years following the date of the New Investment Advisory Agreement (as defined below).

What are the primary reasons for selection of Brown Advisory as the investment adviser of the Funds?

The Board weighed a number of factors in reaching its decision to approve Brown Advisory as investment adviser for the Funds, including the history, reputation, qualifications and resources of Brown Advisory, and that Winslow’s current investment personnel would continue to provide the day-to-day management of the Funds.  The Trustees also considered that the advisory fee will not increase as a result of the proposal and that Brown Advisory has contractually agreed, for a two-year period, to waive its advisory fee and reimburse expenses of the Funds to the extent necessary to limit the Funds’ total annual operating expenses pursuant to an Operating Expense Limitation Agreement, equal to each Fund’s current expense limitation.

Who is currently managing the Fund?

On March 23, 2009, prior to Winslow’s change in control as a result of being acquired by BAMLLC on March 31, 2009, the Board approved an Interim Investment Advisory Agreement with Brown Advisory on behalf of the Funds, with terms and conditions identical (other than effective dates and the identity of the investment adviser) to the terms and conditions of the prior Investment Advisory Agreement with Winslow (“Prior Investment Advisory Agreement”).  As a result, Brown Advisory assumed management of the Funds on an interim basis effective upon Winslow’s change in control.  The Funds’ Interim Investment Advisory Agreement will terminate upon the sooner to occur of (1) August 28, 2009, or (2) the approval by the Funds’ shareholders of the proposed new Investment Advisory Agreement with Brown Advisory (“New Investment Advisory Agreement”).

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At its March 23, 2009 meeting, the Board also concluded that it would be in the best interests of each Fund and its shareholders to recommend to Fund shareholders the approval of the proposed New Investment Advisory Agreement between Brown Advisory and the Trust on behalf of each Fund with terms identical (other than effective dates and the identity of the investment adviser) to the Prior Investment Advisory Agreement.

Do the proposed changes mean that the Funds’ investment objective or principal investment strategies are being changed?

No.  Approving Brown Advisory as investment adviser for the Funds will not alter the Funds’ investment objective or investment strategies.  Brown Advisory has confirmed that they do not currently anticipate recommending any changes to the Funds’ investment objective or investment strategies.

Do the proposed changes mean that the Fund’s investment advisory fee or other expenses will increase?

No.  The investment advisory fee paid by shareholders will not be affected if shareholders approve the New Investment Advisory Agreement.  Each Fund will pay the same investment management fee to Brown Advisory that it previously paid to Winslow under the Funds’ previous investment advisory agreement with Winslow.  Your approval of the New Investment Advisory Agreement will not increase the management fees or overall expenses of the Funds, or decrease the nature, extent, or quality of services provided to the Fund.  Additionally, although the Funds are proposing to adopt a Distribution Plan with a Rule 12b-1 fee of up to 0.25% of average daily net assets for the Investor Class Shares, each Fund’s net operating expenses will not be increased from its current levels for at least two years following the effective date of the New Investment Advisory Agreement.

Are there any significant differences between the Prior Investment Advisory Agreement and the Interim Investment Advisory Agreement or the proposed New Investment Advisory Agreement?

No.  There are no material differences to shareholders between the previous investment advisory agreement, the current Interim Investment Advisory Agreement and the proposed New Investment Advisory Agreement other than the effective dates and the identity of the investment adviser.

Has the Funds’ Board of Trustees approved the proposals?

Yes.  The Board of Trustees has unanimously approved the proposal to approve the Investment Advisory Agreement with Brown Advisory on behalf of the Funds, and the proposed implementation of a Rule 12b-1 Distribution Plan and Rule 12b-1 fee of 0.25% for the Investor Class Shares and recommends that you also vote to approve each proposal.

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Funds have engaged (at Brown Advisory’s expense) to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by Brown Advisory.

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Who is eligible to vote?

Shareholders of record of the Funds as of the close of business on April 30, 2009 (the “Record Date”) are entitled to be present and to vote at the special meeting of the shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Funds at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of Brown Advisory as the new investment adviser requires the vote of the “majority of the outstanding voting securities,” of each of the Winslow Green Growth Fund and Winslow Green Solutions Fund.  Under the Investment Company Act of 1940, a “majority of the outstanding voting securities,” is defined as the lesser of:  (1) 67% or more of the voting securities of the Funds entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.  For purposes of this proposal, both the Institutional Class shares and the Investor Class shares will vote together as a single class.

Approval of the Distribution Plan and related Rule 12b-1 fee of 0.25% also requires the vote of the “majority of the outstanding voting securities,” of each of the Winslow Green Growth Fund and Winslow Green Solutions Fund, as described above.  However in this case, only the Investor Class shares must approve this proposal, voting separately as a class.

Approval of each of the proposals by one Fund is not contingent on approval by another Fund, so that if shareholders of one of the Funds do not approve a proposal, the proposal will still be implemented by the other Fund if its shareholders approve the proposal.  Additionally, if shareholders approve Proposal 1 (new adviser), but do not approve Proposal 2 (Rule 12b-1 Plan), then Proposal 2 will not take effect.  Likewise, if shareholders approve Proposal 2, but do not approve Proposal 1, then Proposal 1 will not take effect.  In other words, implementation of either Proposal is not contingent upon the other Proposal.  If one of the Proposals is not approved, the Board will determine an appropriate course of action.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

In addition, you may vote through the internet by visiting www.proxyvote.com and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Broadridge Financial Solutions, Inc. at 1-866-412-8384.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

How can a quorum be established?

A majority of each Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting for that Fund.  The existence of a quorum is considered on a Fund by Fund basis, so that a quorum may exist for one Fund, enabling action to be taken with respect to the proposals for that Fund, whereas a quorum may not exist for another Fund, in which case the meeting will be adjourned for that Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the proposal.

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Can shareholders submit additional proposals?

The Trust and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 so they are received within a reasonable time before any such meeting.  No business other than the matters described above is expected to come before the Special Meeting.  If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Funds.

What will happen if there are not enough votes to approve the proposals?

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting.  If we do not receive your vote after several weeks, you may be contacted by Broadridge Financial Solutions, Inc. who will remind you to vote your shares and help you return your proxy.  In the event a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

PROFESSIONALLY MANAGED PORTFOLIOS
c/o 2020 E. Financial Way, Suite 100, Glendora, California 91741

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(each a series of Professionally Managed Portfolios)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of the Winslow Green Growth Fund and the Winslow Green Solutions Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”) will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on Monday, July 27, 2009, at 10:30 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To approve an Investment Advisory Agreement between Brown Investment Advisory Incorporated and the Trust, on behalf of the Funds.

2.	To approve a Rule 12b-1 Distribution Plan and Related Rule 12b-1 fee of 0.25% for the Investor Class Shares of the Funds.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on April 30, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

ELAINE E RICHARDS, Secretary

May 29, 2009

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

(each a series of Professionally Managed Portfolios)

TO BE HELD ON JULY 27, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) to be used at the special meeting of shareholders of the Winslow Green Growth Fund and the Winslow Green Solutions Fund (the “Funds”) and at any adjournments thereof (the “Meeting”), to be held on Monday, July 27, 2009 at 10:30 a.m. Pacific time at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.

Shareholders of record at the close of business on the record date established as April 30, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  A notice is being mailed to shareholders on or about May 27, 2009 informing shareholders that an electronic version of the Notice of Special Meeting of Shareholders, this proxy statement and the enclosed proxy card are available at the website www.proxyvote.com.  The Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

PROPOSAL 1.	To Approve An Investment Advisory Agreement Between Brown Investment Advisory Incorporated (“Brown Advisory”) And The Trust, On Behalf Of The Funds.

Shareholders of the Funds are being asked to approve a new Investment Advisory Agreement between Brown Advisory and the Trust on behalf of the Funds.

Background

Effective March 31, 2009, Brown Advisory Management LLC (“BAMLLC”) entered into an agreement with Winslow Management Company, LLC (“Winslow”), whereby Winslow would become a wholly-owned subsidiary of BAMLLC.  BAMLLC is a subsidiary of Brown Advisory Holdings Incorporated (“Brown Holdings”).  Brown Holdings has several other SEC-registered investment advisers under its control, including Brown Advisory.  As a result of this transaction, Winslow’s investment management team has become part of Brown Advisory.  Although the transaction will not result in any change to the Funds’ investment strategies or in the portfolio managers responsible for the day-to-day management of the Funds, the transaction does result in a “change in control” of Winslow under applicable law.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement is automatically terminated when an investment adviser undergoes a change in control.  BAMLLC’s acquisition of Winslow on March 31, 2009 terminated Winslow’s Investment Advisory Agreement with the Funds.  Further, under the 1940 Act, a person may act as investment adviser for a Fund under an interim agreement after the termination of a previous agreement if (1) the compensation to be received under the interim agreement is no greater than the compensation the adviser would have received under the previous agreement; and (2) the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, has approved the interim agreement before the previous contract is terminated.  In addition, the Fund and the contract must meet certain conditions under Rule 15a-4 under the 1940 Act.

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With the change in control of Winslow on March 31, 2009 and the resulting termination of Winslow’s Investment Advisory Agreement with the Funds, the Board was required to take action to approve the necessary interim and final arrangements for the continued management of the Funds by the same portfolio management team under the Brown umbrella.

At a Board meeting held on March 23, 2009, the Board approved an Interim Investment Advisory Agreement with Brown Advisory on behalf of the Funds (“Interim Advisory Agreement”) so that as of March 31, 2009, Brown Advisory began managing the Funds.  The terms of the Interim Advisory Agreement are substantially identical to the terms of Winslow’s recently terminated investment advisory agreement except for the identity of the investment adviser and the commencement date of the agreement.  Additionally, under the Interim Advisory Agreement, management fees earned by Brown Advisory are held in an escrow account until shareholder approval for Brown Advisory as the new investment advisor is obtained.  The Board also approved a final Investment Advisory Agreement with Brown Advisory on behalf of the Funds, subject to shareholder approval.

Accordingly, the Funds need shareholder approval to engage Brown Advisory as the investment adviser on a permanent basis.  If the Funds’ shareholders do not approve Brown Advisory as the investment adviser for the Funds, then Brown Advisory will not be permitted to serve as the Funds’ investment adviser beyond August 28, 2009 and the Board will have to consider other alternatives for the Funds, including the possible liquidation of the Funds.

At the March 23, 2009 Board Meeting, the Board, which is comprised entirely of persons who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”), voted unanimously to approve an interim investment advisory agreement (“Interim Investment Advisory Agreement”) and the proposed new investment advisory agreement (“New Investment Advisory Agreement”), both agreements between Brown Advisory and the Trust, on behalf of the Funds, retaining Brown Advisory as investment adviser for the Funds.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.

Legal Requirements in Approving the Interim and New Investment Advisory Agreements

To avoid disruption of the Funds’ investment management and after considering the potential benefits to shareholders of engaging Brown Advisory as the Funds’ new investment adviser as discussed more fully below, the Board approved the Interim Investment Advisory Agreement.  In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement.  Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Investment Advisory Agreement:

(1)	the compensation under the interim contract may be no greater than under the previous contract;

(2)	the Funds’ Board of Trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

(3)
the Funds’ Board of Trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the Funds under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(4)
the interim contract provides that the Funds’ Board of Trustees or a majority of the Funds’ outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

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(5)
the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the Funds’ board;

(6)
the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and

(7)	the Board of Trustees satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Investment Advisory Agreement currently in effect will terminate upon the sooner to occur of (1) August 28, 2009, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the advisory fees earned by Brown Advisory during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to Brown Advisory if the Fund shareholders approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement.  If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then Brown Advisory will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are substantially similar to the terms of the Prior Investment Advisory Agreement with respect to services to be provided by Brown Advisory compared to those previously provided by Winslow.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than the effective dates and the identity of the investment adviser.  The material terms of the New Investment Advisory Agreement and Prior Investment Advisory Agreement are compared below in “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement.”

If the Funds’ shareholders do not approve the New Investment Advisory Agreement at the Meeting or at an adjournment of the Meeting, then Brown Advisory will not be able to serve as the Funds’ investment adviser beyond the termination date of the Interim Advisory Agreement, in which case the Board will consider other alternatives and will make such arrangements for the Funds’ investments as it deems appropriate and in the best interests of the Funds, including (without limitation) possibly liquidating the Funds.

Compensation Paid to the Adviser

Under the Prior Investment Advisory Agreement, Winslow was entitled to receive a monthly advisory fee computed at an annual rate of 0.90% of each Fund’s average daily net assets in return for the services provided by Winslow as investment adviser to the Funds.  The fee structure under the New Investment Advisory Agreement and the Interim Investment Advisory Agreement with Brown Advisory will be identical to the fee structure under the Prior Investment Advisory Agreement.  (As described above, under the Interim Investment Advisory Agreement, the fees to be paid to Brown Advisory will be paid to an escrow account.)  For the fiscal year ended December 31, 2008, the Funds paid Winslow investment advisory fees in the amounts shown below.

Winslow also had a separate contractual obligation to the Funds under which it was required to pay Fund expenses or waive its advisory fees to the extent necessary to maintain the Funds’ expense ratios in the amounts shown below.  That agreement, called an Operating Expense Limitation Agreement, terminated simultaneously with the termination of the Prior Investment Advisory Agreement.  Winslow is no longer entitled to recoup any amounts it waived or paid into the Funds under that agreement.  Additionally, with the termination of the Prior Investment Advisory Agreement and the previous Operating Expense Limitation Agreement, Winslow is no longer obligated to waive any advisory fees or reimburse the Funds for any expenses in order to maintain the Funds’ expense ratios to the limits shown below.

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Advisory Fees Paid for Fiscal Year Ended December 31, 2008
	Advisory Fee Payable	Advisory Fee Waived	Advisory Fee Retained
Winslow Green Growth Fund	$3,024,596	$99,518	$2,925,078
Winslow Green Solutions Fund	$158,704	$158,704	$0*
*During the fiscal year ended December 31, 2008, Winslow not only waived all of its advisory fees, but it paid $117,694 of the Fund’s other expenses.

Operating Expense Limitations (as a percentage of average daily net assets)
	Investor Shares	Institutional Shares
Winslow Green Growth Fund	1.45%	1.20%
Winslow Green Solutions Fund	1.25%	1.00%

Information about Brown Advisory

Brown Advisory is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  Brown Advisory’s principal office is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231, while the Funds’ portfolio management will be performed out of Winslow’s current office located at 99 High Street, 12th Floor, Boston, Massachusetts 02110.  As of April 30, 2009, Brown Advisory and its affiliates (excluding any affiliated broker-dealer) managed approximately $10 billion of investment assets.  Brown Advisory is a wholly-owned subsidiary of Brown Investment & Trust Company, which is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated.  Both parent companies are located at the address noted above.

The following table sets forth the name, position and principal occupation of each director and principal officer of Brown Advisory as of April 30, 2009.  Each individual’s address is c/o Brown Advisory, 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

Name	Position/Principal Occupation
Michael D. Hankin	President & Director
David M. Churchill	Treasurer & Secretary
Richard M. Bernstein	Director
Geoffrey R. B. Carey	Director
Paul J. Chew	Director
Nancy I. Denney	Chief Compliance Officer

Other Funds Managed by Brown Advisory

In addition to the management services provided by Brown Advisory to the Funds, Brown Advisory also provides management services to other investment companies.  Information with respect to the assets of and management fees payable to Brown Advisory by those funds having investment objectives similar to those of the Funds is set forth below:

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Name of Fund	Total Net Assets managed by Brown Advisory at November 30, 2008 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee for Class A Shares
Brown Advisory Growth Equity Fund	$46,668	0.75%	1.60%(A)
Brown Advisory Value Equity Fund	$121,463	0.75%	1.60%(A)
Brown Advisory Flexible Value Fund	$14,862	0.85%	1.35%(B)
Brown Advisory Small- Cap Growth Fund	$84,794	1.00%	1.85%(A)
Brown Advisory Small- Cap Value Fund	$61,642	1.00%	1.85%(A)
Brown Advisory Opportunity Fund	$14,264	1.00%	1.70%(A)
Brown Advisory Small- Cap Fundamental Value Fund	--(C)	1.00%	2.00%(B)
 (A) Contractual Fee Waivers in place to limit the ratio of total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, ad extraordinary expenses) to the amount shown.
(B) Voluntary fee waivers the adviser made (excluding interest, taxes, dividend expenses, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) of the Fund in order to limit Total Annual Fund Operating Expenses for the amount shown.
(c) The Brown Advisory Small-Cap Fundamental Value Fund recently commenced operations on December 31, 2008 and therefore did not have any assets as of the Brown Fund family’s last audited financial report—November 30, 2008.

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary; however, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Brown Advisory under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Winslow and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement state that, subject to the supervision of the Board of Trustees of the Funds, the adviser will provide for the overall management of the Funds including: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

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Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the adviser shall not direct orders to an affiliated person of the adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  The adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis.  The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that it became effective at the time the Funds commenced operations and remained in effect for a period of two years, unless sooner terminated.  The New Investment Advisory Agreement provides that it will become effective at the time the Funds receive a majority of the outstanding voting securities of each Fund in approval of this Agreement and provides that it will continue in effect for a period of two years, unless sooner terminated.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement may be terminated at any time, on 60 days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds) without the payment of a penalty, or by the adviser at any time, without the payment of a penalty, upon 60 days prior written notice.

Payment of Expenses.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the adviser will pay all expenses incurred by it in connection with its activities under the Agreement, that the Fund shall bear all of its own expenses not specifically assumed by the adviser, and that general expenses of the Trust not readily identifiable as belonging to the Fund or another portfolio of the Trust shall be allocated among all the portfolios of the Trust in such a manner as the Trust’s Board of Trustees determines to be fair and equitable.  The adviser may voluntarily or contractually absorb certain Fund expenses.  Brown Advisory has contractually agreed pursuant to an Operating Expense Limitation Agreement, for a two year period, to waive its advisory fee and reimburse expenses of the Funds to the extent necessary to limit the Funds’ total annual operating expenses to the following amounts as a percentage of each Fund’s average daily net assets:
	Investor Shares	Institutional Shares
Winslow Green Growth Fund	1.45%	1.20%
Winslow Green Solutions Fund	1.25%	1.00%

Under the Operating Expense Limitation Agreement attached hereto for your reference as Exhibit B, Brown Advisory has retained the right to recoup any expenses paid or advisory fees waived going forward for a period of three years from the time of the payment or waiver to the extent that it does not increase the operating expense ratio above the amounts shown above.  (Brown Advisory is not entitled to recoup any amounts Winslow waived or paid into the Funds under Winslow’s previous Operating Expense Limitation Agreement.)

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the particular Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence (“disabling conduct”) on the part of the adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular Agreement.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Fund will indemnify the adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the adviser.

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Board Approval and Recommendation

In reaching its decision to approve the New Investment Advisory Agreement, the Trustees, all of whom are Independent Trustees, met at a special meeting held on March 23, 2009 with senior executives of Brown Advisory.  In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds.  The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by Winslow since the Funds’ inception compared to the quality of services expected to be provided to the Funds with Brown Advisory as the named investment adviser going forward; (2) the performance of the Funds while managed by Winslow, compared to other Funds managed by Brown Advisory; (3) the fact that the terms of the New Investment Advisory Agreement are identical to the terms of the Prior Investment Advisory Agreement; (4) the fact that Brown Advisory is retaining the Funds’ current investment management team to continue managing the Funds; (5) the fact that the fee structure under the New Investment Advisory Agreement would be identical to the fee structure under the Prior Investment Advisory Agreement and that Brown Advisory has agreed to maintain the Funds’ current expense limitation agreement in effect for a two year period; and (6) other factors deemed relevant.

The Trustees also evaluated the New Investment Advisory Agreement in light of information they had requested and received from Brown Advisory prior to and at the March 23, 2009 meeting.  The Trustees reviewed these materials with management of Brown Advisory.  The Independent Trustees also discussed the New Investment Advisory Agreement further in executive session with their counsel.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees discussed the nature, extent and quality of Brown Advisory’s overall services to be provided to the Funds.  The Trustees evaluated the quality and stability of the staff committed to those portfolio management responsibilities.  The Board considered Winslow’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Winslow and considered that none of the persons involved in providing services to the Funds were expected to change as a result of the transaction.  The Trustees also considered the structure of Brown Advisory’s compliance procedures and the trading capability of Brown Advisory.  After reviewing Brown Advisory’s compliance policies and procedures with respect to the Funds, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Trustees evaluated Brown Advisory’s financial condition noting that it appeared to be sufficiently capitalized to operate the Funds.  The Trustees considered Brown Advisory’s history, reputation and resources. The Board concluded that Brown Advisory had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed New Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

Section 15(f) of the 1940 Act.

In considering whether the arrangements between Brown Advisory and the Funds comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the Investment Company Act of 1940) of the investment advisor or predecessor advisor.  Second, an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.

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The Trustees considered that, consistent with the first condition of Section 15(f), neither Brown Advisory nor the Board was aware of any plans to reconstitute the Board following the change in investment advisor.  Thus, at least 75% of the Trustees would not be “interested persons” of Brown Advisory for a period of three years after the change in investment advisor.  With respect to the second condition of Section 15(f), Brown Advisory has undertaken to maintain each Fund’s current expense cap for the required 2 year period.

Costs of Services Provided and Profits Realized by Brown Advisory.  The Trustees examined the fee and expense information for the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. (“Lipper”).  The Trustees also examined the total expense ratio of the Funds relative to the other mutual funds in their respective Lipper category.

The Trustees reviewed financial information provided by Brown Advisory, including information concerning its costs in providing services to the Funds and its estimated profitability.  The Trustees next considered that the contractual management fees.  The Trustees examined the total expense ratios, and considered the addition of new Rule 12b-1 fees.  The Trustees discussed the advantages and disadvantages of possibly removing the existing shareholder servicing fees or introducing a combination of both types of fees for the Funds.  The Trustees noted that although the Funds’ total expense ratio was increasing with the addition of the Rule 12b-1 fee, the Funds’ net expense ratio was not going to increase from current levels for at least two years.  The Trustees acknowledged that there was no assurance that the expense cap would remain in place beyond the two-year period.  The Trustees also considered the fact that, should the Funds’ expenses ever fall below the current contractual expense limitation, Brown Advisory would be entitled to recoup the additional amounts it paid in to limit the Funds expense ratio to the expense caps.

Based on the information provided, the Trustees concluded that the amount of advisory fees that the Funds currently pay, and will pay under the New Investment Advisory Agreement, to Brown Advisory is reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds.  The Trustees discussed the performance of the Funds, noting the Funds had experienced poor performance in recent periods, which had effected both its short term and long term performance record. In considering performance, the Trustees also considered the performance history with respect to the previous portfolios of the Forum Funds and the fact that the Funds had experienced more favorable relative performance prior to the recent months.  The Board also noted that the Funds were subject to certain social investment criteria, which may limit their investment opportunities relative to their peer group.  The Board determined that the Funds’ recent period of underperformance was not a reason not to approve the New Investment Advisory Agreement at this time.

Economies of Scale and Fee Levels Reflecting Those Economies.  In considering the overall fairness of the proposed New Investment Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders.  The Trustees determined that the fee schedule in the New Investment Advisory Agreement is reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Funds’ assets.

Other Benefits to Brown Advisory. The Trustees considered any fall-out benefits to Brown Advisory, noting that Brown Advisory did not intend to use its affiliated broker-dealer to perform trading for the Funds.  The Trustees further noted that they were not considering any change in the Funds’ custody arrangements at this time.

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No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with Brown Advisory, including the advisory fee, were fair and reasonable.  The Board therefore determined that the New Investment Advisory Agreement would be in the best interests of the Funds and their shareholders.

Vote Required

Approval of the proposal to engage Brown Advisory as the new investment adviser for the Funds requires the vote of the “majority of the outstanding voting securities,” of each of the Winslow Green Growth Fund and Winslow Green Solutions Fund.  Under the 1940 Act, a “majority of the outstanding voting securities,” is defined as the lesser of:  (1) 67% or more of the voting securities of each Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the each Fund entitled to vote thereon.  For purposes of this proposal, both the Institutional Class shares and the Investor Class shares will vote together as a single class.

Approval of the New Investment Advisory Agreement by one Fund is not contingent on approval by another Fund.  So that if shareholders of one of the Funds do not approve the proposal, the proposal will still be implemented by the other Fund if its shareholders approve the proposal.

Based on all of the foregoing, the Trustees recommend that shareholders of the Funds vote FOR the approval of the New Investment Advisory Agreement.

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PROPOSAL 2.	To Approve A Rule 12b-1 Distribution Plan and Related Rule 12b-1 fee of 0.25%.

Shareholders of the Investor Class shares of the Funds are being asked to approve a new Rule 12b-1 Distribution Plan and related Rule 12b-1 fee of 0.25%.

Background

On March 23, 2009, the Board considered the adoption of a plan of distribution for the Investor Class shares of each of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan” or “Plan”).  Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares.  The Board, which is comprised entirely of Independent Trustees, unanimously approved the Distribution Plan for each Fund and voted unanimously to recommend that the Plan be presented to shareholders of the Funds for their approval.  If shareholders approve the Distribution Plan, it is contemplated that it will become effective immediately or shortly after the date of the Meeting.  The Plan may be continued annually after its effective date, provided that such continuance is specifically approved by the Board of Trustees, including a majority of the Independent Trustees, pursuant to a vote cast in person at a meeting called for that purpose.  Upon shareholder approval, the Plan will take effect regardless of the outcome of the other proposals.

Description of the Plan

A copy of the Distribution Plan is included with this Proxy Statement as Exhibit C, which qualifies in its entirety the following description of the Plan.  Pursuant to the Plan, the Trust, on behalf of the Investor Class shares of each Fund, will pay Quasar Distributors, LLC (the “Distributor”), as principal distributor of each Fund’s shares, a distribution fee and shareholder servicing fee 0.25% of the average daily net assets of the Investor Class shares of each Fund in connection with the promotion and distribution of Investor Class shares and the provision of personal services to Investor Class shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.

It is anticipated that providing the services described above will open a new distribution channel for the Funds, thus making it available as an attractive investment alternative in a competitive market.  The potential for increased sales and the retention of existing assets could result in the Funds acquiring a larger asset base which, in turn, allows for more efficient management and the possibility of lower expenses through economies of scale.  There can be no assurance, however, that the Funds will achieve these goals.

The fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine.  The fees will be based upon each Fund’s Investor Class shares’ average daily net assets during the preceding month, and will be calculated and accrued daily.

Because the fee to be paid under the Distribution Plan will be paid on an on-going basis, over time these fees will increase the cost of an investment in the Funds.  While the addition of the distribution fee would increase each Fund’s total operating expenses, Brown Advisory has contractually agreed to waive its management fees and to reimburse expenses for at least two years following the execution of the New Investment Advisory Agreements so that net operating expenses (excluding certain items) do not exceed current net operating expenses of the Funds after contractual waivers and reimbursements by Winslow.  Thus, while the Distribution Plan provides for a 12b-1 fee to be charged to the Investor Class shares of the Funds, the Funds’ net operating expenses will not increase from their current level for at least two years after implementation, subject to Board approval.  There is no assurance that the expense cap will remain in place beyond the two-year period.

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The tables below show the current operating expenses, as a percentage of average net assets of the Investor Class shares of the Funds as of April 30, 2009, and the estimated pro forma expenses that would be incurred if the Distribution Plan described in this proposal were in effect.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Winslow Green Growth Fund		Winslow Green Solutions Fund
	Current Expenses (Unaudited) (Investor Class)	Pro Forma Expenses (Unaudited) (Investor Class)	Current Expenses (Unaudited) (Investor Class)	Pro Forma Expenses (Unaudited) (Investor Class)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%	None	0.25%
Other Expenses(1)	0.70%	0.70%	1.97%	1.97%
Total Annual Fund Operating Expenses	1.60%	1.85%	2.87%	3.12%
Less: Expense Reimbursement or Reduction	-0.15%	-0.40%	-1.62%	-1.87%
Net Annual Fund Operating Expenses(2)	1.45%	1.45%	1.25%	1.25%

(1)
Other expenses include interest, custodian, transfer agency and other customary operating expenses.  However, the Funds do not anticipate incurring interest expense for their current fiscal year.  Other expenses also include expenses incurred by the Funds as a result of their investment in any money market fund or other investment company.  These expenses associated with the Funds’ investment in other investment companies are referred to as “Acquired Fund Fees and Expenses”.  For the prior fiscal year, the Funds incurred Acquired Fund Fees and Expenses totaling less than 0.01% of the Fund’s average daily net assets.  Other Expenses also include a Shareholder Servicing Fee for the Investor Shares that may be paid by each Fund in an amount up to 0.25% of the Fund’s average daily net assets on an annual basis.  Other expenses have been restated from the actual expense ratios disclosed in the Funds’ Annual Report for the fiscal year ended December 31, 2008 to reflect the negative impact on economies of scale resulting from lower assets under management.  There is no guarantee that actual expenses for the current fiscal year will be the same as expenses shown in the fee table above.

(2)
Brown Advisory has contractually agreed to reduce its fees and/or pay each Fund’s expenses (excluding interest, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit the Winslow Green Growth Fund’s Net Annual Fund Operating Expenses to 1.45% for the Investor Shares, of the Fund’s average net assets and the Winslow Green Solutions Fund’s Net Annual Fund Operating Expenses to 1.25% (the “Expense Cap”).  The Expense Cap will remain in effect for at least the first two-year period shown in the Example below and may continue for an indefinite period thereafter as determined by the Trust’s Board of Trustees.  Brown Advisory is permitted to be reimbursed for fee reductions and/or expense payments from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Board of Trustees may terminate this expense reimbursement arrangement at any time.

Example
The Example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example is based on the current expenses of the Investor class shares of the Fund and provides a comparison based on the pro forma expenses the Investor Class shares would incur if Proposal 2 is approved.  The example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the Fund’s operating expenses remain the same.  The example reflects the expense limitation agreement for the first two years within each of the periods shown below.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Winslow Green Growth Fund
Current Investor Shares	$148	$475	$842	$1,874
Pro Forma Investor Shares	$148	$484	$868	$1,947
Winslow Green Solutions Fund
Current Investor Shares	$127	$572	$1,216	$2,952
Pro Forma Investor Shares	$127	$605	$1,315	$3,205

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The Distribution Plan further provides that the Board will be given, at least quarterly, a written report of all amounts expended pursuant to the Plan and the purposes for which such amounts were expended.  The Plan also provides that it may not be amended to increase materially the distribution costs which the Funds may bear pursuant to the Plan without shareholder approval by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) and that any material amendments to the Plan must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for that purpose.  The Plan is terminable without penalty, at any time, by a vote of a majority of the Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) upon 60 days’ written notice to the Trust.

Board Considerations

In considering the Plan, the Board took into account the benefits of making payments to the Distributor for its use in marketing, advertising and other distribution efforts to attract potential shareholders to the Fund.  The Trustees believe that there is a reasonable likelihood that the activities for which payments could be made under the Plan are likely to stimulate additional sales of the Funds’ Investor Class shares and assist the Funds in increasing their present asset base in the face of competition from other funds.  The Board concluded that without an effective and attractive distribution program that is adequately funded, the Funds could be adversely affected by making it increasingly difficult to attract new investors and to retain existing investors.

The Board also considered the reasons why it is important for the Funds to attract a continuous flow of new assets.  It was recognized that it is desirable for all shareholders that the Funds sustain a flow of new investment monies.  The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom.  Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements, and (3) permits a prompt restructuring of the Funds’ portfolios without the need to dispose of present holdings.

The Trustees further considered the impact of the Plan on the Funds’ total operating expenses. They evaluated Brown Advisory’s commitment to enter into an agreement to waive its management fees and to reimburse expenses to limit net operating expenses (excluding certain items) to no more than the current net operating expenses for the Funds.  The Trustees concluded that for at least two years following the adoption of the Plan, the addition of the Plan will not result in any increase in expenses to shareholders.  In considering the Plan, the Trustees also took into account the possible benefits of the Plan to Brown Advisory, including Brown Advisory possibly being able to retain more of the management fees payable to it by the Funds if Fund assets increase and provide relief in Brown Advisory’s undertaking to reimburse Fund expenses above certain levels.

The Trustees believe that should the Plan not be approved, the Funds might not be able to attract and retain shareholders and, as a result of the inability to increase the Fund’s asset base, the Funds would be burdened with greater relative costs and possibly less investment flexibility than would be present in a larger fund.  It was the belief of the Trustees that adoption of the Plan will enable the Funds to maintain and possibly enhance its performance and quality of its services for Fund shareholders.  If the shareholders of the Funds do not approve this Proposal 2, the Board will take such further action as it may deem to be in the best interests of the Funds’ shareholders.

Vote Required

Approval of the proposal for each Fund requires the vote of the “majority of the outstanding voting securities,” of each of the Investor Class shares of the Winslow Green Growth Fund and Winslow Green Solutions Fund, which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of the Funds entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Funds entitled to vote thereon.  Only the Investor Class shares are entitled to vote on this proposal.

Proxy Statement                                                                                                                                                                                                                                                                                         12

Approval of the Distribution Plan and related Rule 12b-1 fee by one Fund is not contingent on approval by another Fund, so that if shareholders of one of the Funds do not approve the proposal, the proposal will still be implemented by the other Fund if its shareholders approve the proposal.

Based on all of the foregoing, the Trustees recommend that shareholders of the Investor Class Shares of the Funds vote FOR the approval of the Rule 12b-1 Distribution Plan and the related Rule 12b-1 fee of 0.25% of the average daily net assets of the Investor Class Shares..

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OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

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ADDITIONAL INFORMATION

Service Providers

The Funds’ previous investment adviser was Winslow Management Company, LLC, located at 99 High Street, 12th Floor, Boston, Massachusetts 021104.  The Funds’ current investment adviser (pursuant to an Interim Investment Advisory Agreement) and proposed investment adviser is Brown Advisory located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231, although the Funds’ day-to-day management will still be performed out of Winslow’s current office located at 99 High Street, 12th Floor, Boston, Massachusetts 02110.  The Funds’ administrator, fund accountant, and transfer agent  is U.S. Bancorp Fund Services, LLC located at 615 E. Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  The Funds’ current principal underwriter is Quasar Distributors, LLC located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Any Purchases or Sales of Securities of the Investment Adviser(s)

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Winslow, Brown Advisory or any of their respective affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on April 30, 2009, will be entitled to be present and vote at the Meeting.  As of that date, each class of the Funds’ shares had the following amounts outstanding:

Shares Outstanding as of April 30, 2009	Investor Shares	Institutional Shares
Winslow Green Growth Fund	18,847,497.502	3,063,620.427
Winslow Green Solutions Fund	4,096,920.107	1,139,906.061

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of April 30, 2009, none of the Trustees or Officers of the Trust owned any shares of the Funds.  As of April 30, 2009 the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Principal Holders of the Winslow Green Growth Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co, Inc. 101 Montgomery St. San Francisco, CA 94104	24.76%	Record
National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	23.90%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07303-2052	7.07%	Record
Prudential Investment Management 3 Gateway Center, 14th Floor Newark, NJ 07102-4077	5.48%	Record
TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005-1031	5.02%	Record

Proxy Statement                                                                                                                                                                                                                                                                                         15

Principal Holders of the Winslow Green Growth Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
MAC & Co 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	12.43%	Record
National Financial Services, LLC 200 Liberty St. One World Financial Center New York, NY 10281	35.12%	Record
Charles Schwab & Co, Inc. 101 Montgomery St. San Francisco, CA 94104	7.14%	Record
c/o M&I Trust Company N.A. Mitra & Co. 11270 W Park Pl. Suite 400 Milwaukee, WI 53224	5.43%	Record
Chesapeake Bay Foundation Phillip Merrill Environmental Center 6 Herndon Ave. Annapolis, MD 21403	5.33%	Beneficial

Principal Holders of the Winslow Green Solutions Fund – Investor Class
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281	32.66%	Record
Charles Schwab & Co, Inc. 101 Montgomery St. San Francisco, CA 94104	24.51%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07303-2052	5.40%	Record

Proxy Statement                                                                                                                                                                                                                                                                                         16

Principal Holders of the Winslow Green Solutions Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Randolph K. Repass Rev. Trust Randolph K. Repass Trustee 500 Westridge Dr. Watsonville, CA 95076-4171	37.98%	Beneficial
The Appleton Foundation P.O. Box 1460 Santa Cruz, CA 95061-1460	25.87%	Beneficial
Bruce Alexander Gaguine Rev. Trust Bruce Alexander Gaguine Trustee 220 Laguna Street Santa Cruz, CA 95060-6108	16.51%	Beneficial
Newbold Morris P.O. Box 261 Teton Village, WY 83025-0261	8.62%	Beneficial
Bartol Family Partnership 301 Beacon Street Boston, MA 02116-1102	5.57%	Beneficial

Proxy Statement                                                                                                                                                                                                                                                                                         17

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Trustee, Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Independent Trustee, The Managers Funds; Trustee, Managers AMG Funds; Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.

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Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held

Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable.	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.
Senior Vice President, USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				Not Applicable.	Not Applicable.
Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.
Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007); formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).

				Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

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Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Trust’s Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.  The Funds do not make portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of a notice that this Proxy Statement and accompanying proxy card are available on the website www.proxyvote.com on or about May 27, 2009.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, Broadridge Financial Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Meeting by: (1) written instruction addressed to Elaine E. Richards, Secretary, Winslow Green Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.  (2) attendance at the Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Trust records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will not count towards the number of votes in favor of the approval of the New Investment Management Agreement, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR Proposal 1 and Proposal 2.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares (i.e., more than 50%) entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal 1 and Proposal 2, unless directed to vote AGAINST Proposal 1 and, for Investor Class shares, Proposal 2, in which case such shares will be voted AGAINST the proposed adjournment.

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Other than the principal shareholders disclosed above, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.  Shareholders of record of the Trust at the close of business on April 30, 2009 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Broadridge Financial Solutions, Inc., Fund officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Funds, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by Brown Advisory.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-888-314-9049.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-888-314-9049 or write to Winslow Green Mutual Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

For a free copy of the Funds’ latest annual and/or semiannual reports, call 1-888-314-9049, visit the Funds’ website at www.winslowgreen.com or write to Winslow Green Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

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Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

FINAL INVESTMENT ADVISORY AGREEMENT
with
Brown Investment Advisory Incorporated

THIS INVESTMENT ADVISORY AGREEMENT is made as of the __ day of _____________, 2009, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of each series of the Trust listed on Schedule A, as may be amended from time to time (each a “Fund” and collectively, the “Funds”) and Brown Investment Advisory Incorporated (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to each Fund and shall supervise investments of each Fund on behalf of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Funds’ and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish each Fund with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for each Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for each Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for each Fund, and take other actions on behalf of each Fund; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

Exhibit A                                                                                                                                                 1                                                                         Form of Investment Advisory Agreement

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

Exhibit A                                                                                                                                                 2                                                                         Form of Investment Advisory Agreement

6. EXPENSES.

(a) With respect to the operation of each Fund, the Advisor shall be responsible for (i) a Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of a Fund; (iii) the expenses of printing and distributing extra copies of a Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing a Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of a Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of a Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of a Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of a Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

Exhibit A                                                                                                                                                 3                                                                         Form of Investment Advisory Agreement

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to each Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of each Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are each Fund’s obligation are subject to reimbursement by each Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of each Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for a Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to a Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Funds or any shareholder of the Funds may have under any federal securities law or state law.

Exhibit A                                                                                                                                                 4                                                                         Form of Investment Advisory Agreement

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective at the time the Funds receive a majority of the outstanding voting securities of each Fund in approval of this agreement and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b) The Funds may use the names “Winslow Green Growth Fund” or “Winslow Green Solutions Fund” any name derived from or using the name “Winslow” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such a name or any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of each Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of each Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to each Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of each Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of each Fund maintained by the Advisor on behalf of each Fund.

Exhibit A                                                                                                                                                 5                                                                         Form of Investment Advisory Agreement

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Funds that the Advisor reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

Exhibit A                                                                                                                                                 6                                                                         Form of Investment Advisory Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS
on behalf of the
Winslow Green Growth Fund; and
Winslow Green Solutions Fund

By:
Name:
Title:

BROWN INVESTMENT ADVISORY INCORPORATED

By:
Name:
Title:

Exhibit A                                                                                                                                                 7                                                                         Form of Investment Advisory Agreement

SCHEDULE A

Series or Fund of Professionally Managed Portfolios	Annual Fee Rate

Winslow Green Growth Fund	0.90% of average daily net assets
Winslow Green Solutions Fund	0.90% of average daily net assets

Approved by the Board of Trustees: March 23, 2009

Exhibit A                                                                                                                                                 8                                                                         Form of Investment Advisory Agreement

Exhibit B

PROFESSIONALLY MANAGED PORTFOLIOS

OPERATING EXPENSES LIMITATION AGREEMENT

THIS OPERATING EXPENSES LIMITATION AGREEMENT (the “Agreement”) is effective as of the ___ day of _________, 2009, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of each series of the Trust listed on Schedule A, as may be amended from time to time (each a “Fund” and collectively, the “Funds”) and Brown Investment Advisory Incorporated (the “Advisor”).

WITNESSETH:

WHEREAS, the Advisor renders advice and services to each Fund pursuant to the terms and provisions of an Final Investment Advisory Agreement between the Trust and the Advisor dated as of the ___  day of _________2009, (the “Investment Advisory Agreement”); and

WHEREAS, each Fund, and each of its respective classes, is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Advisor; and

WHEREAS, the Advisor desires to limit each Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of each Fund) desires to allow the Advisor to implement those limits;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. LIMIT ON OPERATING EXPENSES. The Advisor hereby agrees to limit each class of each Fund’s current Operating Expenses to an annual rate, expressed as a percentage of each class’ respective average annual net assets to the amounts listed in Appendix A (the “Annual Limits”). In the event that the current Operating Expenses of a class of each Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to that class of a Fund, on a monthly basis, the excess expense within fifteen (15) calendar days, or such other period as determined by the Board of Trustees of the Trust, of being notified that an excess expense payment is due.   In the event that the Board of Trustees of the Trust determines that an excess expense payment due date be other than fifteen (15) calendar days, the Trust will provide the Advisor with ten (10) calendar days written notice prior to the implementation of such other excess expense payment due date.

2. DEFINITION. For purposes of this Agreement, the term “Operating Expenses” with respect to each class of each Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund and each of its classes, including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.

3. REIMBURSEMENT OF FEES AND EXPENSES. The Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement under the same terms and conditions as it is permitted to receive reimbursement of reductions of its investment management fee under the Investment Advisory Agreement.

4. TERM. This Agreement shall become effective on the date specified herein and shall remain in effect indefinitely and for a period of not less than two years, unless sooner terminated as provided in Paragraph 5 of this Agreement.

5. TERMINATION. This Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of each Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld. This Agreement will automatically terminate if the Investment Advisory Agreement is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination.

6. ASSIGNMENT. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

Exhibit B                                                                                                                                                 1                                                                       Operating Expenses Limitation Agreement

7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, and the Investment Advisers Act of 1940, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS
on behalf of the
Winslow Green Growth Fund; and
Winslow Green Solutions Fund

By:
Name:
Title:

BROWN INVESTMENT ADVISORY INCORPORATED

By:
Name:
Title:

Exhibit B                                                                                                                                                 2                                                                Operating Expenses Limitation Agreement

Appendix A

Fund/Classes	Operating Expense Limit

Winslow Green Growth Fund
Investor Shares	1.45%
Institutional Shares	1.20%

Winslow Green Solutions Fund
Investor Shares	1.25%
Institutional Shares	1.00%

Approved by the Board of Trustees: March 31, 2009

Exhibit B                                                                                                                                                 3                                                                       Operating Expenses Limitation Agreement

Exhibit C

PROFESSIONALLY MANAGED PORTFOLIOS

on behalf of the funds managed by
Brown Investment Advisory Incorporated

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
(12b-1 Plan)

The following Distribution Plan (the “Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by Professionally Managed Portfolios (the “Trust”), a Massachusetts business trust, on behalf of each series or class of the Trust listed on Schedule A as may be amended from time to time (each a “Fund”).  The Plan has been approved by a majority of the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of each Fund and its shareholders.  Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The provisions of the Plan are as follows:

1.           PAYMENTS BY THE FUND TO PROMOTE THE SALE OF FUND SHARES

The Trust, on behalf of each Fund, will pay Quasar Distributors, LLC (the “Distributor”), as principal distributor of the Fund’s shares, a distribution fee and shareholder servicing fee a percentage of the average daily net assets of each Fund as shown on Schedule A in connection with the promotion and distribution of Fund shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the “Recipient”) who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the “Rule 12b-1 Agreement”), a form of which is attached hereto as Appendix A with respect to each Fund.  To the extent not so paid by the Distributor such amounts may be retained by the Distributor.  Payment of these fees shall be made monthly promptly following the close of the month.

2.	RULE 12B-1 AGREEMENTS

(a) No Rule 12b-1 Agreement shall be entered into with respect to the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust’s Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.  The form of Rule 12b-1 Agreement relating to the Fund attached hereto as Appendix A has been approved by the Trust’s Board of Trustees as specified above.

(b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

(c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of the Fund, or by vote of a majority of the Disinterested Trustees, on not more than 60 days’ written notice to the other party to the Rule 12b1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

(d) Any Rule 12b1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

Exhibit C                                                                                                                                                 1                                                                          Distribution Plan

3.           QUARTERLY REPORTS

The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan.  This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.           EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective immediately upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan.  The Plan shall continue in effect with respect to the Fund for a period of one year from its effective date unless terminated pursuant to its terms.  Thereafter, the Plan shall continue with respect to each Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.  The Plan, or any Rule 12b-1 agreement, may be terminated with respect to each Fund at any time, without penalty, on not more than 60 days’ written notice by a majority vote of shareholders of the Fund, or by vote of a majority of the Disinterested Trustees.

5.           SELECTION OF DISINTERESTED TRUSTEES

During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.           AMENDMENTS

All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.  In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund.

7.           RECORDKEEPING

The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

Exhibit C                                                                                                                                                 2                                                                          Distribution Plan

SCHEDULE A

Series of Professionally Managed Portfolios	12b-1 Fee

Winslow Green Growth Fund
Investor Class	0.25% of average daily net assets

Winslow Green Solutions Fund
Investor Class	0.25% of average daily net assets

Exhibit C                                                                                                                                                 3                                                                          Distribution Plan

Appendix A

Rule 12b-1 Related Agreement

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Brown Investment Advisory Incorporated
901 S. Bond Street, Suite 400
Baltimore, Maryland 2123

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the “Plan”) adopted by Professionally Managed Portfolios (the “Trust”), on behalf of each series or class of the Trust listed on Schedule A as may be amended from time to time (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”).  The Plan and this related agreement (the “Rule 12b-1 Agreement”) have been approved by a majority of the Board of Trustees of the Trust, including a majority of the Board of Trustees who are not “interested persons” of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting thereon.  Such approval included a determination by the Board of Trustees that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each of the Fund’s shareholders.

1.           To the extent you provide distribution and marketing services in the promotion of the Fund’s shares and/or services to the Fund’s shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A.  We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, the U.S. PATRIOT Act of 2001 and any applicable rules of the Financial Industry Regulatory Authority.

2.           You shall furnish us with such information as shall reasonably be requested either by the Trustees of the Fund or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b1 Agreement.

3.           We shall furnish to the Board of Trustees, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

4.           This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of shareholders, or (b) a majority of the Disinterested Trustees, on 60 days’ written notice, without payment of any penalty.  In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Trust and us and shall terminate immediately in the event of its assignment.  This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

5.           This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting thereon.  All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.

Exhibit C                                                                                                                                                 4                                                                          Distribution Plan

Quasar Distributors, LLC

By:
James Schoenike, President

Accepted:

(Dealer or Service Provider Name)

(Street Address)

(City)(State)(ZIP)

(Telephone No.)

(Facsimile No.)

By:
(Name and Title)

Exhibit C                                                                                                                                                 5                                                                          Distribution Plan

Schedule A
to the
Rule 12b-1 Related Agreement

Series of Professionally Managed Portfolios	12b-1 Fee

Winslow Green Growth Fund
Investor Class	0.25% of average daily net assets

Winslow Green Solutions Fund
Investor Class	0.25% of average daily net assets

For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you the fee shown above calculated as follows:

The above fee as a percentage of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust or its agent, designate your firm as the customer’s dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.

Exhibit C                                                                                                                                                 6                                                                          Distribution Plan

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M15355-s46173                                           KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

	FOR	ABSTAIN	AGAINST
1.
To approve an Investment Advisory Agreement between Brown Investment Advisory Incorporated and Professionally Managed Portfolios, on behalf of the Winslow Green Growth Fund and the Winslow Green Solutions Fund (the "Funds").  The Trustees recommend that shareholders vote FOR the approval of the investment advisory agreement.

	□	□	□

2.
To approve a Rule 12b-1 Distribution Plan and related Rule 12b-1 fee of 0.25% for the Investor Class Shares of the Funds (Only Investor Class Shareholders are permitted to vote on this matter).  The Trustees recommend that shareholders of the Investor Class vote FOR the approval of the Distribution Plan.
	□	□	□

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc., should give full title.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M15355-s46173

PROXY                                                                                                             WINSLOW GREEN MUTUAL FUNDS                                                                                                                PROXY
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 27, 2009

This Proxy is solicited on behalf of the Board of Trustees of the Professionally Managed Portfolios on behalf of the Winslow Green Growth Fund and the Winslow Green Solutions Fund.  The undersigned hereby appoints as proxies Robert M. Slotky and Elaine E. Richards, and each of them (with power of substitution), to vote all shares of the undersigned of the Funds at the Special Meeting of Shareholders to be held at 10:30 a.m. Pacific time, on July 27, 2009, at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN ON REVERSE SIDE OF THIS CARD